SEARCH BY HEADLINES.COM CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(SHARES)

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are resident in Canada, you must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 15. The purpose of the form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities law (National Instrument 45-106).

3.

If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign BOTH (1) Exhibit A “Canadian Investor Questionnaire” that starts on page 14 AND (2) Exhibit B “United States Accredited Investor Questionnaire” that starts on page 21.

4.	If you are paying for your subscription with funds drawn from a Canadian bank, you may pay by certified cheque or bank draft drawn on a Canadian chartered bank.

5.

If you are paying for your subscription with funds drawn on any source other than a Canadian chartered bank, you may only pay by wire transfer to the legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit C that is on page 25.

SEARCH BY HEADLINES.COM CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Search By Headlines.com Corp. (the “Issuer”) that number of common shares of the Issuer (each, a “Share”) set out below at a price of $0.05 per Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”.

Subscriber Information		Shares to be Purchased

		Number of Shares:	X $0.05
(Name of Subscriber)

Account Reference (if applicable):
Aggregate Subscription Price:
X			(the “Subscription Amount”, plus wire fees if applicable)
(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)		Please complete if purchasing as agent or trustee for a principal
(beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.
(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)
(Name of Disclosed Principal)

(SIN, SSN, or other Tax Identification Number of the Subscriber)
(Address of Disclosed Principal)

(Subscriber’s Address, including city and Postal Code)
(Account Reference, if applicable)

(Telephone Number)	(Email Address)	(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares as set forth below:
Deliver the Shares as set forth below:

(Name to Appear on Share Certificate)
(Attention - Name)

(Account Reference, if applicable)
(Account Reference, if applicable)
(Address, including Postal Code)

(Street Address, including Postal Code) (No PO Box)

(Telephone Number)

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement (including the Terms and Conditions and Exhibits attached hereto) as of the ____ day of _______________________, 2012.

SEARCH BY HEADLINES.COM CORP.

Per:
Authorized Signatory

Address:

Fax:

Email:

Attention:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1.                  Subscription

1.1                 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase Shares of the Issuer at a price of $0.05 per Share (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount shown on page 2 of this subscription agreement (the “Agreement”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.

1.2                 The Issuer hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Issuer.

1.3                 The Subscriber acknowledges that the Shares have been offered as part of an offer by the Issuer of such other number of Shares as may be determined by the board of directors of the Issuer in its sole discretion (the “Offering”).

1.4                 The Subscriber acknowledges that a finder’s fee or a broker’s commission may be paid by the Issuer in connection with this Subscription.

1.5                 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of Canada.

2.                  Payment

2.1                 The Subscription Amount must accompany this Subscription and shall be paid by: (i) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, a certified cheque or bank draft drawn on a Canadian chartered bank; or (ii) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit C on page 25. If the funds are wired to the Issuer’s lawyers, the Subscriber irrevocably authorizes such lawyers to immediately deliver the funds to the Issuer upon receipt of the funds from the Subscriber. The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the closing of the Offering and the Subscriber authorizes the Issuer and its lawyers to release the Subscription Amount to the Issuer prior to the Closing.

3.                  Documents Required from Subscriber

3.1                 The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	an executed copy of this Agreement;

(b)	if the Subscriber is resident in Canada, a Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 15;

(c)

if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), an Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 21; and

(d)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

3.2                 The Subscriber shall complete, sign and return to the Issuer as soon as possible, on request by the Issuer, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.3                 Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.                  Conditions and Closing

4.1                 The closing of the sale of the Shares to the Subscriber (the “Closing”) shall occur on or before September 28, 2012, or on such other date as may be determined by the Issuer in its sole discretion (the “Closing Date”). The Issuer may, at its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more purchasers (including the Subscriber to this Agreement) to complete delivery of the Shares to such purchaser(s) against payment therefor at any time on or prior to the Closing Date.

4.2                 The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering;

(b)

the issue and sale of the Shares being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(c)	the Issuer having entered into a definitive agreement regarding the acquisition of all of the shares of Naked Boxer Brief Clothing Inc. (the “Transaction”).

4.3                 On the Closing Date, the Subscriber acknowledges that the certificates representing the Shares will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

4.4                 If the Transaction does not close on or before September 28, 2012 or such other date as may be mutually agreed to by the Issuer and the Subscriber, the Subscription Amount shall be deemed to be an unsecured loan (the “Loan”) from the Subscriber to the Issuer on the following terms:

(a)	the Subscription Amount will be the principal amount of the Loan (the “Principal Amount”);

(b)

the Principal Amount outstanding from time to time shall bear simple interest from the date the Subscription Amount is deemed to be a Loan (the “Loan Date”) to the date of repayment of the Loan in full at 8% per annum, payable on the Maturity Date (as defined below);

(c)	the Principal Amount and interest thereon, as calculated in accordance with Section 4.4(b) hereof, shall be repayable on the date which is one year from the Loan Date (the “Maturity Date”); and

(d)	the Principal Amount, with accrued interest thereon, may be prepaid in whole or in part at any time without notice, bonus or penalty.

5.                  Acknowledgements and Agreements of Subscriber

5.1                 The Subscriber acknowledges and agrees that:

(a)

none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c)

the decision to execute this Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) and any Canadian provincial securities commissions (collectively, the “Public Record”);

(d)

the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(e)	there are risks associated with the purchase of the Shares, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(f)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(g)

a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(h)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce purchasers to the Issuer;

(i)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(j)

all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Issuer with such information;

(k)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(l)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

	(ii)	applicable resale restrictions;

(m)

the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Shares;

(n)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Shares in Canada under the Securities Act (British Columbia) (the “BC Act”) and British Columbia Instrument 51-509 (“BCI 51-509”) as adopted by the BCSC;

(o)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under provincial securities legislation and other applicable securities laws, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities legislation including the various provincial securities acts, including statutory rights of rescission or damages, will not be available to the Subscriber;

(p)	neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(q)	there is no government or other insurance covering any of the Shares;

(r)

there are restrictions on the Subscriber’s ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Shares;

(s)

the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws; and

(t)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason whatsoever.

6.                  Representations, Warranties and Covenants of the Subscriber

6.1                 The Subscriber hereby represents and warrants to and covenants with the Issuer (which representations, warranties and covenants shall survive the Closing) that:

(a)	unless the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the Subscriber is not a U.S. Person;

(b)	if the Subscriber is resident outside of Canada:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Shares,

(ii)

the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

	(iv)	the purchase of the Shares by the Subscriber does not trigger:

		A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

		B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(c)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(d)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f)	the Subscriber has received and carefully read this Agreement;

(g)

the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(h)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Shares and the Issuer;

(i)

all information contained in the Questionnaires, as applicable, is complete and accurate and may be relied upon by the Issuer, and the Subscriber will notify the Issuer immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(j)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(k)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)

the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares or any of them;

(m)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(n)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares,

	(ii)	that any person will refund the purchase price of any of the Shares, or

	(iii)	as to the future price or value of any of the Shares;

(o)

the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(p)

the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(q)

the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable Securities Laws; and

(s)

the Subscriber acknowledges and agrees that the Issuer shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Issuer, along with an executed copy of this Agreement:

	(i)	fully completed and executed Questionnaires in the form attached hereto as Exhibit A and, if applicable, Exhibit B,

(ii)

by completing the Canadian Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators; and

	(iii)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2                 In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.                  Representations and Warranties will be Relied Upon by the Issuer

7.1                 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.                  Acknowledgement and Waiver

8.1                 The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

9.                  Legending and Registration of Shares

9.1                 If the Subscriber is a resident of Canada, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY FROM CLOSING DATE].”

9.2                 If the Subscriber is not a resident of Canada, the Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY FROM CLOSING DATE].”

9.3                 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10.                  Resale Restrictions

10.1                The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.

10.2                The Subscriber acknowledges that the Shares are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

10.3                If the Subscriber is not a resident of British Columbia, the Subscriber represents, warrants and acknowledges that:

(a)

pursuant to BCI 51-509, a subsequent trade in the Shares in or from Canada will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the BC Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in BCI 51-509;

(b)

the Subscriber is not a resident of British Columbia and undertakes not to trade or resell any of the Shares in or from British Columbia unless the trade or resale is made in accordance with BCI 51-509. The Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of these representations and warranties made in this Section 10.3 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Issuer;

(c)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 10.3, the Subscriber will have directed the Issuer not to include the BC Legend on any certificates representing the Shares to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the BC Act; and

(d)

if the Subscriber wishes to trade or resell any of the Shares in or from British Columbia, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to the Issuer’s transfer agent to have the BC Legend imprinted on such certificate or to instruct the Issuer’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

11.                 Collection of Personal Information

11.1                The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber and the total purchase price paid for such Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares,

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086

12.                 Costs

12.1                The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.                 Governing Law

13.1                This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

14.                 Currency

14.1                Any reference to currency in this Agreement is to the currency of the United States unless otherwise indicated.

15.                 Survival

15.1                This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

16.                 Assignment

16.1                This Agreement is not transferable or assignable.

17.                 Severability

17.1                The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.                 Entire Agreement

18.1                Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

19.                 Notices

19.1                All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer shall be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

20.                 Counterparts and Electronic Means

20.1                This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

21.                 Exhibits

21.1                The exhibits attached hereto form part of this Agreement.

22.                 Indemnity

22.1                The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

[EXHIBITS INTENTIONALLY REMOVED]